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                                                                    EXHIBIT 10.3


                 WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated as of August 20, 2002, by and among KPMG CONSULTING, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as heretofore amended, supplemented, restated or modified, the "Credit Agreement") by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

         WHEREAS, the Borrower is a party to that certain Share Purchase Agreement dated as of June 08, 2002 (the "Share Purchase Agreement") among KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft,
Wirtschaftsprufungsgesellschaft ("KPMG DTG"), the other "Minority Shareholders" referred to therein (collectively KPMG DTG and such Minority Shareholders are referred to as the "Sellers"), and the Borrower, as the Purchaser, relating to the sale and transfer by the Sellers to the Purchaser of the shares of KPMG Consulting Aktiengesellschaft, a company organized under the laws of the Federal Republic of Germany ("KPMG Consulting AG");

         WHEREAS, the Sellers have delivered to the Borrower audited financial statements of KPMG Consulting AG dated as of March 31, 2002 (the "KPMG Consulting AG Financial Statements");

         WHEREAS, the third sentence in Clause (vii) of Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement provides in part as follows:

                  "In connection with calculations of the covenants in Sections
         7.2.16 [Maximum Facility Usage] through 7.2.19 [Minimum Net Worth], the Loan Parties shall include income statement and other cash flow statement items of the acquired Person or business for periods prior to the date of the acquisition and shall have delivered the financial statements of such Person or business (which shall not be older than 135 days prior to the date of such acquisition) and pro forma combined computations of such covenants to the Banks"

         WHEREAS, the parties to the Share Purchase Agreement expect that the closing thereunder shall occur after the date which is 135 days following March 31, 2002;

         WHEREAS, the parties to the Credit Agreement desire to amend the language in the third sentence in Clause (vii) of Section 7.2.6 of the Credit Agreement quoted above which now reads "135 days" to read "180 days", solely for the purpose of the acquisition by the

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Borrower of the shares KPMG Consulting AG under the Share Purchase Agreement and subject to the terms and conditions set forth herein; and

         WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

[KCI: Please review the foregoing recitals and confirm that they are correct.]

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Amendment to Clause (vii) of Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement.

                  Solely for the purpose of the acquisition by the Borrower of the shares KPMG Consulting AG under the Share Purchase Agreement (the "KPMG Consulting AG Acquisition"), the words "135 days" contained in the third sentence of Clause (vii) of Section 7.2.6 of the Credit Agreement, are hereby amended to read "180 days". It is acknowledged that the foregoing amendment (1) applies only to the delivery by the Borrower of the KPMG Consulting AG Financial Statements in connection with the KPMG Consulting AG Acquisition and shall not apply to, or govern, the delivery of any other financial statements delivered by the Borrower in connection with any other acquisition or transaction, and (2) is subject to the covenants and warranties in Section 2 hereof and the other terms and conditions hereof.

         2.       Representations, Warranties and covenants.

                  The Loan Parties hereby represent, warrant and covenant to the Banks as follows:

                  (a) The KPMG Consulting AG Acquisition is and shall be at closing a Permitted Acquisition under the Credit Agreement and does not and will not through and after the closing thereof violate the terms of Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions]or any other provisions of the Credit Agreement;

                  (b) The recitals hereto are true and correct;

                  (c) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

                  (d) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this First Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement


                                      -2-

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governing or binding upon the Loan Parties or any of their property; and no
Event of Default or Potential Default has occurred and is continuing or would result from the making of this First Amendment.

         3.       Conditions to Effectiveness.

         This First Amendment shall not be effective until the Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto.

         4.       Amendment.

         Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

         5.       Force and Effect.

         The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this First Amendment.

         6.       Governing Law.

         This First Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

         7.       Counterparts; Effective Date.

         This First Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                      -3-

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   [SIGNATURE PAGE 1 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                  BORROWER:

                  KPMG CONSULTING, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                                    GUARANTORS:

                  KPMG CONSULTING, LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  KPMG CONSULTING ISRAEL, LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  SOFTLINE ACQUISITION CORP.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  KPMG CONSULTING GLOBAL OPERATIONS, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:

   [SIGNATURE PAGE 2 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

                  SOFTLINE CONSULTING & INTEGRATORS, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  I2 MIDATLANTIC LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  I2 NORTHWEST LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  OAD ACQUISITION CORP.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  KPMG ENTERPRISE INTEGRATION SERVICES LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  KCIN CAPITAL LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:

   [SIGNATURE PAGE 3 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]


                  OAD GROUP, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  METRIUS, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  PEATMARWICK, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  KPMG ENTERPRISE HOLDINGS LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  GLOBAL CONSULTING DE, LLC

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  KPMG CONSULTING INTERNATIONAL, INC.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


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   [SIGNATURE PAGE 4 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]


                 KPMG SOUTH PACIFIC, LLC

                          By:                                            (SEAL)
                             --------------------------------------------
                          Name:
                          Title:


                 KPMG CONSULTING AMERICAS, INC.

                          By:                                            (SEAL)
                             --------------------------------------------
                          Name:
                          Title:


                 BARENTS GROUP, L.L.C.

                          By:                                            (SEAL)
                             --------------------------------------------
                          Name:
                          Title:


                 PELOTON HOLDINGS, L.L.C.

                          By:                                            (SEAL)
                             --------------------------------------------
                          Name:
                          Title:

   [SIGNATURE PAGE 5 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]


                  BARENTS EUROPEAN HOLDINGS, L.L.C.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  K CONSULTING SOUTHEAST ASIA, L.L.C.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:


                  BARENTS GROUP RUSSIA, L.L.C.

                           By:                                            (SEAL)
                              --------------------------------------------
                           Name:
                           Title:

   [SIGNATURE PAGE 6 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]


                          PNC BANK, NATIONAL ASSOCIATION,
                          individually and as Administrative Agent

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------


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   [SIGNATURE PAGE 7 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

                          JPMORGAN CHASE BANK
                          individually and as Documentation Agent

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------



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   [SIGNATURE PAGE 8 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

                          BARCLAYS BANK PLC, individually and as Syndication
                          Agent

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------


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   [SIGNATURE PAGE 9 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                                   SOCIETE GENERALE



                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------

   [SIGNATURE PAGE 10 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                          SUNTRUST BANK, individually and as the Co-Agent



                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------


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   [SIGNATURE PAGE 11 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                          BANK OF AMERICA, N.A., individually and as
                          Documentation Agent

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------


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   [SIGNATURE PAGE 12 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                         THE NORTHERN TRUST COMPANY



                         By:
                             -------------------------------------------------
                         Title:
                               -----------------------------------------------



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   [SIGNATURE PAGE 13 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                         WESTPAC BANKING CORPORATION



                         By:
                             -------------------------------------------------
                         Title:
                               -----------------------------------------------


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   [SIGNATURE PAGE 14 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                          MELLON BANK, N.A.



                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------

   [SIGNATURE PAGE 15 OF 15 TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]




                          CITIBANK, N.A., individually and as Documentation
                          Agent

                          By:
                              -------------------------------------------------
                          Title:
                                -----------------------------------------------